Exhibit 99.2

Easterly Government Properties Inc.

VA

Supplemental Information Package

Third Quarter 2022

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; loss of key personnel; the continuing adverse impact of the novel coronavirus (COVID-19) on the U.S., regional and global economies and the financial condition and results of operations of the Company; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with our joint venture activities; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission, or the SEC, on February 28, 2022, in the “Risk Factors” section of our Form 10-Q for the quarter ended September 30, 2022, to be filed with the SEC on or about November 1, 2022 and the factors included under the heading “Risk Factors” in our other public filings. In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2022 that will be released in our Form 10-Q to be filed with the SEC on or about November 1, 2022.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time. We present certain financial information and metrics “at Easterly’s Share,” which is calculated on an entity-by-entity basis. “At Easterly’s Share” information, which we also refer to as being “at share,” “pro rata,” “our pro rata share” or “our share” is not, and is not intended to be, a presentation in accordance with GAAP.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items, nonrecurring expenditures and the unconsolidated real estate venture’s allocated share of these adjustments. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization, (gain) loss on the sale of operating properties, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO includes the Company’s share of FFO generated by unconsolidated affiliates. FFO is a widely

Supplemental Definitions

recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), non-cash interest expense, non-cash compensation, depreciation of non-real estate assets, other non-cash items, and the unconsolidated real estate venture’s allocated share of these adjustments. By excluding these income and expense items from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties. Certain prior year amounts have been updated to conform to the current year FFO, as Adjusted definition.

Net Operating Income (NOI) and Cash NOI. NOI is calculated as net income adjusted to exclude depreciation and amortization, acquisition costs, corporate general and administrative costs, interest expense, gains or losses from sales of property, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. Cash NOI excludes from NOI straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), and the unconsolidated real estate venture’s allocated share of these adjustments. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of our properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions. Certain prior year amounts have been updated to conform to the current year Cash NOI definition.

Net Debt and Adjusted Net Debt. Net Debt represents our consolidated debt and our share of unconsolidated debt adjusted to exclude our share of unamortized premiums and discounts and deferred financing fees, less our share of cash and cash equivalents and property acquisition closing escrow, net of deposit. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) for each project under construction or in design, the lesser of i) outstanding lump-sum reimbursement amounts and ii) the cost to date, 2) 40% times the amount by which the cost to date exceeds total lump-sum reimbursement amounts for each project under construction or in design and 3) outstanding lump-sum reimbursement amounts for projects previously completed. These adjustments are made to 1) remove the estimated portion of each project under construction, in design or previously completed that has been financed with debt which may be repaid with outstanding cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction or in design, in excess of total lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 25 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and may be presented on a pro forma basis. Accordingly, the Company's method may not be comparable to such other REITs.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2001 K Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 775 North		or 202-596-3947 to request an	Supervisory VP,
Washington, DC 20006	Ticker	Investor Relations package	Investor Relations
202-595-9500	DEA		& Operations

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie, Lead Independent Director	Emil Henry Jr.
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	Michael Ibe
Mark Bauer, EVP	Ronald Kendall, EVP	Cynthia Fisher	Tara Innes
Andrew Pulliam, EVP	Allison Marino, CAO	Scott Freeman	William Trimble III

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael A. Griffin	Bill Crow	Michael Carroll
212-816-5871	727-567-2594	440-715-2649

Jefferies	Truist Securities	Compass Point Research & Trading, LLC
Jonathan Petersen	Michael R. Lewis	Merrill Ross
212-284-1705	212-319-5659	202-534-1392

BMO Capital Markets
John P. Kim
212-885-4115

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Outstanding Classes of Stock and Partnership Units - Fully Diluted Basis	At September 30, 2022		Earnings	Three months ended September 30, 2022	Three months ended September 30, 2021
Common shares	90,772,706		Net income available to Easterly Government Properties, Inc.	$642	$7,977
Unvested restricted shares	41,315		Net income available to Easterly Government Properties, Inc.
Common partnership and vested LTIP units	12,032,018		per share:
Total - fully diluted basis	102,846,039		Basic	$0.01	$0.09
			Diluted	$0.01	$0.09

Market Capitalization	At September 30, 2022		Net income	$749	$9,042
Price of Common Shares	$15.77		Net income, per share - fully diluted basis	$0.01	$0.09
Total equity market capitalization - fully diluted basis	$1,621,882		Funds From Operations (FFO)	$32,438	$31,006
Net Debt	1,364,040		FFO, per share - fully diluted basis	$0.32	$0.33
Total enterprise value	$2,985,922
			FFO, as Adjusted	$33,296	$29,225
			FFO, as Adjusted, per share - fully diluted basis	$0.32	$0.31
Ratios	At September 30, 2022
Net debt to total enterprise value	45.7%		Cash Available for Distribution (CAD)	$28,529	$26,111
Net debt to annualized quarterly EBITDA	7.5	x
Adjusted Net Debt to annualized quarterly pro forma EBITDA	7.4	x	Liquidity	At September 30, 2022
Cash interest coverage ratio	3.7	x	Cash and cash equivalents		$11,226
Cash fixed charge coverage ratio	3.4	x	Available under $450 million senior unsecured revolving credit facility(1)		$272,125

(1) Revolving credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	September 30, 2022	December 31, 2021
Assets
Real estate properties, net	$2,463,961	$2,399,188
Cash and cash equivalents	11,032	11,132
Restricted cash	10,462	9,011
Tenant accounts receivable	60,250	58,733
Investment in unconsolidated real estate venture	199,338	131,840
Intangible assets, net	178,327	186,307
Interest rate swaps	4,515	-
Prepaid expenses and other assets	33,765	29,901
Total assets	$2,961,650	$2,826,112

Liabilities
Revolving credit facility	177,750	14,500
Term loan facilities, net	248,879	248,579
Notes payable, net	695,935	695,589
Mortgage notes payable, net	247,969	252,421
Intangible liabilities, net	19,139	19,718
Deferred revenue	85,510	87,134
Interest rate swaps	-	5,700
Accounts payable, accrued expenses and other liabilities	67,673	60,890
Total liabilities	1,542,855	1,384,531

Equity
Common stock, par value $0.01, 200,000,000 shares authorized, 90,814,021 and 90,147,868 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively	908	901
Additional paid-in capital	1,622,628	1,604,712
Retained earnings	77,203	62,023
Cumulative dividends	(451,917)	(379,895)
Accumulated other comprehensive income (loss)	3,987	(5,072)
Total stockholders' equity	1,252,809	1,282,669
Non-controlling interest in Operating Partnership	165,986	158,912
Total equity	1,418,795	1,441,581
Total liabilities and equity	$2,961,650	$2,826,112

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenues
Rental income	$72,643	$67,439	$214,238	$197,713
Tenant reimbursements	1,616	1,527	3,676	3,746
Asset management income	377	-	942	-
Other income	405	642	1,244	1,764
Total revenues	75,041	69,608	220,100	203,223

Expenses
Property operating	17,802	15,188	48,811	41,578
Real estate taxes	8,177	7,626	23,854	22,465
Depreciation and amortization	25,050	22,765	73,552	67,615
Acquisition costs	275	518	939	1,488
Corporate general and administrative	5,870	5,893	17,819	17,469
Total expenses	57,174	51,990	164,975	150,615

Other income (expense)
Income from unconsolidated real estate venture	830	-	2,286	-
Interest expense, net	(12,408)	(9,353)	(34,729)	(27,739)
Gain on the sale of operating property	-	777	-	1,307
Impairment loss	(5,540)	-	(5,540)	-
Net income	749	9,042	17,142	26,176

Non-controlling interest in Operating Partnership	(107)	(1,065)	(1,962)	(3,007)
Net income available to Easterly Government
Properties, Inc.	$642	$7,977	$15,180	$23,169

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.01	$0.09	$0.16	$0.27
Diluted	$0.01	$0.09	$0.16	$0.27

Weighted-average common shares outstanding:
Basic	90,772,706	83,961,693	90,560,471	83,306,654
Diluted	91,119,372	84,472,257	90,886,108	83,774,752

Net income, per share - fully diluted basis	$0.01	$0.09	$0.17	$0.28

Weighted average common shares outstanding -
fully diluted basis	102,848,357	95,275,184	102,315,465	94,205,897

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021

Net income	$749	$9,042	$17,142	$26,176
Depreciation and amortization	25,050	22,765	73,552	67,615
Acquisition costs	275	518	939	1,488
Corporate general and administrative	5,870	5,893	17,819	17,469
Interest expense	12,408	9,353	34,729	27,739
Gain on the sale of operating property	-	(777)	-	(1,307)
Impairment loss	5,540	-	5,540	-
Unconsolidated real estate venture allocated share of above adjustments	1,399	-	3,505	-
Net Operating Income	51,291	46,794	153,226	139,180
Adjustments to Net Operating Income:
Straight-line rent and other non-cash adjustments	1,068	(1,608)	470	(4,407)
Amortization of above-/below-market leases	(769)	(1,058)	(2,373)	(3,569)
Amortization of deferred revenue	(1,472)	(1,398)	(4,313)	(4,217)
Unconsolidated real estate venture allocated share of above adjustments	(413)	-	(1,166)	-
Cash Net Operating Income	$49,705	$42,730	$145,844	$126,987

EBITDA (Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net income	$749	$9,042	$17,142	$26,176
Depreciation and amortization	25,050	22,765	73,552	67,615
Interest expense	12,408	9,353	34,729	27,739
Tax expense	121	86	346	397
Gain on the sale of operating property	-	(777)	-	(1,307)
Impairment loss	5,540	-	5,540	-
Unconsolidated real estate venture allocated share of above adjustments	1,395	-	3,503	-
EBITDA	$45,263	$40,469	$134,812	$120,620

Pro forma adjustments(1)	164
Pro forma EBITDA	$45,427

Pro forma adjustments for the Disposition Portfolio Properties(2)	(3,745)
Pro forma EBITDA, as Adjusted	$41,682

(1) Pro forma assuming a full quarter of operations from the two properties acquired in the third quarter of 2022

(2) Pro forma assuming a full quarter of operations without the nine properties disposed of and one property expected to be disposed of subsequent to the third quarter of 2022 (the "Disposition Portfolio Properties")

FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021

Net income	$749	$9,042	$17,142	$26,176
Depreciation of real estate assets	24,802	22,741	72,810	67,561
Gain on the sale of operating property	-	(777)	-	(1,307)
Impairment loss	5,540	-	5,540	-
Unconsolidated real estate venture allocated share of above adjustments	1,347	-	3,352	-
FFO	$32,438	$31,006	$98,844	$92,430
Adjustments to FFO:
Acquisition costs	275	518	939	1,488
Straight-line rent and other non-cash adjustments	1,090	(1,580)	559	(4,317)
Amortization of above-/below-market leases	(769)	(1,058)	(2,373)	(3,569)
Amortization of deferred revenue	(1,472)	(1,398)	(4,313)	(4,217)
Non-cash interest expense	235	380	695	1,107
Non-cash compensation	1,625	1,333	4,891	3,700
Depreciation of non-real estate assets	248	24	742	54
Unconsolidated real estate venture allocated share of above adjustments	(374)	-	(1,051)	-
FFO, as Adjusted	$33,296	$29,225	$98,933	$86,676

FFO, per share - fully diluted basis	$0.32	$0.33	$0.97	$0.98
FFO, as Adjusted, per share - fully diluted basis	$0.32	$0.31	$0.97	$0.92

FFO, as Adjusted	$33,296	$29,225	$98,933	$86,676
Acquisition costs	(275)	(518)	(939)	(1,488)
Principal amortization	(1,314)	(1,062)	(3,942)	(2,948)
Maintenance capital expenditures	(2,217)	(1,293)	(5,123)	(6,305)
Contractual tenant improvements	(961)	(241)	(2,089)	(2,168)
Unconsolidated real estate venture allocated share of above adjustments	-	-	-	-
Cash Available for Distribution (CAD)	$28,529	$26,111	$86,840	$73,767

Weighted average common shares outstanding - fully diluted basis	102,848,357	95,275,184	102,315,465	94,205,897

Unconsolidated Real Estate Venture (Unaudited, in thousands)

Balance Sheet Information	Balance Sheet	Easterly's Share(2)
	September 30, 2022	September 30, 2022
Real estate properties - net	$313,768	$166,297
Total assets	384,884	203,989
Total liabilities	9,407	4,986
Total preferred stockholders' equity	75	40
Total common stockholders' equity	375,402	198,963
Basis difference(1)	-	375
Total equity	$375,477	$199,338

(1) This amount represents the aggregate difference between the Company’s historical cost basis and basis reflected at the joint venture level.

(2) The Company owns 53.0% of the properties through the unconsolidated joint venture.

Unconsolidated Real Estate Venture (Cont.) (Unaudited, in thousands)

Income Statement Information	Three Months Ended	Easterly's Share(1)	Nine Months Ended	Easterly's Share(1)
	September 30, 2022	September 30, 2022	September 30, 2022	September 30, 2022
Revenues
Rental income	$7,136	$3,782	$17,798	$9,432
Other income	-	-	1	1
Total Revenues	7,136	3,782	17,799	9,433
Operating expenses
Property operating	1,371	727	3,038	1,610
Real estate taxes	1,181	626	2,892	1,533
Depreciation and amortization	2,572	1,363	6,417	3,401
Asset management fees	377	200	942	499
Corporate general and administrative	27	14	74	39
Total expenses	5,528	2,930	13,363	7,082

Other expenses
Interest expense - net	(41)	(22)	(123)	(65)
Net income	$1,567	$830	$4,313	$2,286

Depreciation and amortization	2,572	1,363	6,417	3,401
Interest expense - net	41	22	123	65
Tax expense	20	10	70	37
EBITDA	$4,200	$2,225	$10,923	$5,789

Pro forma adjustments(2)	70	37
Pro forma EBITDA	$4,270	$2,262

Net income	$1,567	$830	$4,313	$2,286
Depreciation of real estate assets	2,541	1,347	6,324	3,352
FFO	$4,108	$2,177	$10,637	$5,638
Adjustments to FFO:
Straight-line rent and other non-cash adjustments	(778)	(413)	(2,200)	(1,166)
Non-cash interest expense	41	22	123	65
Depreciation of non-real estate assets	31	17	93	50
FFO, as Adjusted	$3,402	$1,803	$8,653	$4,587
Cash Available for Distribution (CAD)	$3,402	$1,803	$8,653	$4,587

(1) The Company owns 53.0% of the properties through the unconsolidated joint venture.

(2) Pro forma assuming a full quarter of operations from the one unconsolidated joint venture property acquired in the third quarter of 2022.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	September 30, 2022 Interest Rate	September 30, 2022 Balance(1)	September 30, 2022 Percent of Total Indebtedness
Unsecured debt
Revolving Credit facility	23-Jul-25(2)	LIBOR + 135bps	$177,750	12.9%
2016 Term Loan facility	29-Mar-24	2.77%(3)	100,000	7.3%
2018 Term Loan facility	23-Jul-26	4.01%(4)	150,000	10.9%
2017 Series A Senior Notes	25-May-27	4.05%	95,000	6.9%
2017 Series B Senior Notes	25-May-29	4.15%	50,000	3.6%
2017 Series C Senior Notes	25-May-32	4.30%	30,000	2.2%
2019 Series A Senior Notes	12-Sep-29	3.73%	85,000	6.2%
2019 Series B Senior Notes	12-Sep-31	3.83%	100,000	7.3%
2019 Series C Senior Notes	12-Sep-34	3.98%	90,000	6.5%
2021 Series A Senior Notes	14-Oct-28	2.62%	50,000	3.6%
2021 Series B Senior Notes	14-Oct-30	2.89%	200,000	14.5%
Total unsecured debt	6 years	3.65%	$1,127,750	81.9%
	(wtd-avg maturity)	(wtd-avg rate)
Secured mortgage debt
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	$15,700	1.1%
VA - Golden	1-Apr-24	5.00%	8,692	0.6%
MEPCOM - Jacksonville	14-Oct-25	4.41%	5,858	0.4%
USFS II - Albuquerque	14-Jul-26	4.46%	13,879	1.0%
ICE - Charleston	15-Jan-27	4.21%	13,792	1.0%
VA - Loma Linda	6-Jul-27	3.59%	127,500	9.3%
CBP - Savannah	10-Jul-33	3.40%	10,595	0.9%
USCIS - Kansas City	6-Aug-24	3.68%	51,500	3.8%
Total secured mortgage debt	3.9 years	3.78%	$247,516	18.1%
	(wtd-avg maturity)	(wtd-avg rate)

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) Revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3) Calculated based on two interest rate swaps with an aggregate notional value of $100.0 million, which effectively fix the interest rate at 2.77% annually based on the Company’s current consolidated leverage ratio.

(4) Calculated based on four interest rate swaps with an aggregate notional value of $150.0 million, which effectively fix the interest rate at 4.01% annually based on the Company’s current consolidated leverage ratio. The four interest rate swaps mature on June 19, 2023, which is not coterminous with the maturity date of 2018 term loan facility.

Debt Schedules (Cont.) (Unaudited, in thousands)

Debt Statistics	September 30, 2022		September 30, 2022
Variable rate debt - unhedged	$193,450	% Variable rate debt - unhedged	14.1%
Fixed rate debt	1,181,816	% Fixed rate debt	85.9%
Total Debt(1)	$1,375,266
Less: Cash and cash equivalents	(11,226)	Weighted average maturity	5.6 years
Net Debt	$1,364,040	Weighted average interest rate	3.7%
Less: Adjustment for development(2)	(12,648)
Adjusted Net Debt	$1,351,392

Disposition Pro Forma Debt Statistics(3)	September 30, 2022
Total Debt(1)	$1,375,266
Less: Cash and cash equivalents	(11,226)
Net Debt	$1,364,040
Less: Gross proceeds from the Disposition Portfolio Properties(3)	(205,320)
Pro Forma Net Debt	$1,158,720
Less: Adjustment for development(2)	(12,648)
Pro Forma Adjusted Net Debt	$1,146,072

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) See definition of Adjusted Net Debt on Page 4.

(3) The Company intends to use the gross proceeds from the sale of the ten Disposition Portfolio Properties to extinguish the secured mortgage debt at MEPCOM - Jacksonville and pay off outstanding debt on the Company's revolving credit facility.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2022	$1,355	$-	$-	$1,355	0.1%
2023	5,585	15,700	-	21,285	1.5%	4.06%
2024	5,731	59,895	100,000	165,626	12.1%	3.18%
2025	5,633	1,917	177,750	185,300	13.5%	4.23%
2026	3,686	6,368	150,000	160,054	11.6%	4.05%
2027	1,093	134,640	95,000	230,733	16.8%	3.81%
2028	983	-	50,000	50,983	3.7%	2.62%
2029	1,016	-	135,000	136,016	9.9%	3.89%
2030	1,049	-	200,000	201,049	14.6%	2.89%
2031	1,081	-	100,000	101,081	7.3%	3.83%
2032	1,116	-	30,000	31,116	2.3%	4.30%
2033	668	-	-	668	0.1%	-
2034	-	-	90,000	90,000	6.5%	3.98%
Total	$28,996	$218,520	$1,127,750	$1,375,266	100.0%

Leased Operating Property Overview (As of September 30, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,444,222	5.2%	$50.19
USCIS - Kansas City	Lee's Summit, MO	Office/Warehouse	2023 - 2042(1)	1969 / 1999	491,226	12,026,995	3.8%	24.48
JSC - Suffolk	Suffolk, VA	Office	2028(2)	1993 / 2004	403,737	8,381,901	2.7%	20.76
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	6,972,995	2.2%	38.64
Various GSA - Portland	Portland, OR	Office	2022 - 2039(3)	2002	218,798	6,953,863	2.2%	31.78
Various GSA - Chicago	Des Plaines, IL	Office	2023	1971 / 1999	202,185	6,812,395	2.2%	33.69
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,802,806	2.2%	40.12
Various GSA - Buffalo	Buffalo, NY	Office	2025 - 2039	2004	273,678	6,691,883	2.1%	24.45
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,725,957	1.8%	63.56
EPA - Lenexa	Lenexa, KS	Office	2027(2)	2007 / 2012	169,585	5,603,247	1.8%	33.04
FBI - San Antonio	San Antonio, TX	Office	2025	2007	148,584	5,241,403	1.7%	35.28
PTO - Arlington	Arlington, VA	Office	2035	2009	190,546	5,154,770	1.6%	27.05
FBI - Tampa	Tampa, FL	Office	2040	2005	138,000	5,057,412	1.6%	36.65
FDA - Alameda	Alameda, CA	Laboratory	2039	2019	69,624	4,834,488	1.5%	69.44
FBI / DEA - El Paso	El Paso, TX	Office/Warehouse	2028	1998 - 2005	203,683	4,682,935	1.5%	22.99
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,646,467	1.5%	22.09
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,548,028	1.4%	40.54
TREAS - Parkersburg	Parkersburg, WV	Office	2041	2004 / 2006	182,500	4,302,091	1.4%	23.57
EPA - Kansas City	Kansas City, KS	Laboratory	2042	2003	71,979	4,291,659	1.4%	59.62
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	4,155,805	1.3%	48.12
FDA - Lenexa	Lenexa, KS	Laboratory	2040	2020	59,690	3,990,453	1.3%	66.85
FBI - Pittsburgh	Pittsburgh, PA	Office	2027	2001	100,054	3,981,726	1.3%	39.80
VA - Mobile	Mobile, AL	Outpatient Clinic	2033	2018	79,212	3,908,885	1.2%	49.35
USCIS - Lincoln	Lincoln, NE	Office	2025	2005	137,671	3,887,343	1.2%	28.24
DOI - Billings(8)	Billings, MT	Office/Warehouse	2033	2013	149,110	3,871,654	1.2%	25.97
FBI - New Orleans	New Orleans, LA	Office	2029(4)	1999 / 2006	137,679	3,802,565	1.2%	27.62
DOT - Lakewood(8)	Lakewood, CO	Office	2024	2004	122,225	3,668,047	1.2%	30.01
FBI - Knoxville	Knoxville, TN	Office	2025	2010	99,130	3,579,291	1.1%	36.11
FBI - Birmingham	Birmingham, AL	Office	2042	2005	96,278	3,433,823	1.1%	35.67
ICE - Charleston	North Charleston, SC	Office	2027	1994 / 2012	65,124	3,301,629	1.0%	50.70
VA - Chico	Chico, CA	Outpatient Clinic	2034	2019	51,647	3,282,987	1.0%	63.57
FBI - Richmond	Richmond, VA	Office	2041	2001	96,607	3,252,338	1.0%	33.67
USFS II - Albuquerque	Albuquerque, NM	Office	2026(2)	2011	98,720	3,249,952	1.0%	32.92
FBI - Little Rock	Little Rock, AR	Office	2041	2001	102,377	3,189,062	1.0%	31.15
FDA - College Park(8)	College Park, MD	Laboratory	2029	2004	80,677	3,107,988	1.0%	38.52
USCIS - Tustin	Tustin, CA	Office	2034	1979 / 2019	66,818	3,102,375	1.0%	46.43
USFS I - Albuquerque	Albuquerque, NM	Office	2026	2006	92,455	3,100,080	1.0%	33.53

Leased Operating Property Overview (Cont.) (As of September 30, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
OSHA - Sandy(8)	Sandy, UT	Laboratory	2024(5)	2003	75,000	3,077,661	1.0%	41.04
DEA - Vista	Vista, CA	Laboratory	2035	2002	52,293	3,067,840	1.0%	58.67
VA - Indianapolis	Brownsburg, IN	Outpatient Clinic	2041	2021	80,000	2,958,386	0.9%	36.98
VA - Orange	Orange, CT	Outpatient Clinic	2034	2019	56,330	2,937,172	0.9%	52.14
JUD - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,792,219	0.9%	31.07
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,789,429	0.9%	39.23
DEA - Dallas Lab	Dallas, TX	Laboratory	2038	2001	49,723	2,716,354	0.9%	54.63
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,716,215	0.9%	63.94
JUD - El Centro	El Centro, CA	Courthouse/Office	2034	2004	43,345	2,702,496	0.9%	62.35
FBI - Mobile	Mobile, AL	Office	2029(2)	2001	76,112	2,682,150	0.9%	35.24
FBI - Albany	Albany, NY	Office	2036	1998	69,476	2,677,247	0.9%	38.53
SSA - Charleston	Charleston, WV	Office	2024(2)	1959 / 2000	110,000	2,660,225	0.8%	24.18
DEA - Sterling	Sterling, VA	Laboratory	2037	2001	49,692	2,607,909	0.8%	52.48
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2037	2002	50,978	2,522,977	0.8%	49.49
USAO - Louisville	Louisville, KY	Office	2031	2011	60,000	2,506,169	0.8%	41.77
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,487,887	0.8%	29.73
DHA - Aurora(8)	Aurora, CO	Office	2034	1998 / 2018	101,285	2,392,674	0.8%	23.62
NARA - Broomfield	Broomfield, CO	Office/Warehouse	2032	2012	161,730	2,346,885	0.7%	14.51
JUD - Charleston	Charleston, SC	Courthouse/Office	2040	1999	52,339	2,333,282	0.7%	44.58
Various GSA - Cleveland	Brooklyn Heights, OH	Office	2028 - 2040(5)	1981 / 2021	61,384	2,253,745	0.7%	36.72
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,234,261	0.7%	63.84
DEA - Dallas	Dallas, TX	Office	2041	2001	71,827	2,215,883	0.7%	30.85
MEPCOM - Jacksonville(8)	Jacksonville, FL	Office	2025	2010	30,000	2,215,374	0.7%	73.85
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,126,332	0.7%	18.39
NWS - Kansas City	Kansas City, MO	Office	2033(2)	1998 / 2020	94,378	2,114,807	0.7%	22.41
JUD - Jackson	Jackson, TN	Courthouse/Office	2023(2)	1998	73,397	2,105,260	0.7%	28.68
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	1,943,792	0.6%	48.71
DEA - North Highlands	Sacramento, CA	Office	2033	2002	37,975	1,896,685	0.6%	49.95
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,829,413	0.6%	29.14
ICE - Otay	San Diego, CA	Office	2022 / 2027	2001	47,919	1,761,413	0.6%	36.76
VA - Golden	Golden, CO	Office/Warehouse	2026	1996 / 2011	56,753	1,741,257	0.6%	30.68
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,651,037	0.5%	27.73
CBP - Sunburst(8)	Sunburst, MT	Office	2028	2008	33,000	1,646,988	0.5%	49.91
JUD - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,552,938	0.5%	33.06
VA - Charleston	North Charleston, SC	Warehouse	2040	2020	97,718	1,539,323	0.5%	15.75
GSA - Clarksburg	Clarksburg, WV	Office	2024(2)	1999	63,750	1,499,446	0.5%	23.52
DEA - Birmingham	Birmingham, AL	Office	2023	2005	35,616	1,423,869	0.5%	39.98

Leased Operating Property Overview (Cont.) (As of September 30, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,380,195	0.4%	43.16
USAO - Springfield	Springfield, IL	Office	2038	2002	43,600	1,372,735	0.4%	31.48
DEA - Riverside	Riverside, CA	Office	2032	1997	34,354	1,280,417	0.4%	37.27
JUD - Council Bluffs	Council Bluffs, IA	Courthouse/Office	2041(5)	2021	28,900	1,272,798	0.4%	44.04
SSA - Dallas	Dallas, TX	Office	2035	2005	27,200	1,058,859	0.3%	38.93
HRSA - Baton Rouge(8)	Baton Rouge, LA	Office	2040	1981 / 2020	27,569	965,676	0.3%	35.03
VA - Baton Rouge(8)	Baton Rouge, LA	Outpatient Clinic	2024	2004	30,000	823,488	0.3%	27.45
ICE - Pittsburgh(8)	Pittsburgh, PA	Office	2028 / 2032	2004	25,369	803,239	0.3%	31.66
JUD - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	782,994	0.2%	26.00
ICE - Louisville	Louisville, KY	Office	2036	2011	17,420	647,615	0.2%	37.18
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	552,336	0.2%	34.31
SSA - San Diego	San Diego, CA	Office	2032	2003	10,059	433,434	0.1%	43.09
DEA - Bakersfield	Bakersfield, CA	Office	2038	2000	9,800	402,401	0.1%	41.06

Subtotal					8,347,728	$285,544,707	90.7%	$34.21

Wholly Owned Privately Leased Property
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028(5)	2013	70,078	410,344	0.1%	5.86
Subtotal					70,078	$410,344	0.1%	$5.86

Wholly Owned Properties Total / Weighted Average					8,417,806	$285,955,051	90.8%	$33.97

Leased Operating Property Overview (Cont.) (As of September 30, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot
U.S Government Leased to Unconsolidated Real Estate Venture
VA - San Antonio(6)	San Antonio, TX	Outpatient Clinic	2041	2021	226,148	9,802,802	3.1%	43.35
VA - Chattanooga(6)	Chattanooga, TN	Outpatient Clinic	2035	2020	94,566	4,154,710	1.3%	43.93
VA - Lubbock(6)(7)	Lubbock, TX	Outpatient Clinic	2040	2020	120,916	3,961,655	1.3%	32.76
VA - Marietta(6)	Marietta, GA	Outpatient Clinic	2041	2021	76,882	3,795,065	1.2%	49.36
VA - Birmingham(6)	Irondale, AL	Outpatient Clinic	2041	2021	77,128	3,105,255	1.0%	40.26
VA - Columbus(6)	Columbus, GA	Outpatient Clinic	2042	2022	67,793	2,863,407	0.9%	42.24
VA - Lenexa(6)	Lenexa, KS	Outpatient Clinic	2041	2021	31,062	1,298,203	0.4%	41.79
Subtotal					694,495	$28,981,097	9.2%	$41.73

Total / Weighted Average					9,112,301	$314,936,148	100.0%	$34.56

Total / Weighted Average at Easterly's Share					8,785,887	$301,315,032		$34.30

(1) 316,318 square feet leased to U.S. Citizenship and Immigration Services ("USCIS") will expire on February 19, 2042 and contains two five-year renewal options. 123,826 square feet leased to four private tenants will expire between 2024-2025.

(2) Lease contains one five-year renewal option.

(3) 37,811 square feet leased to the U.S. Army Corps of Engineers ("ACOE") will expire on February 19, 2025 and contains two five-year renewal options. 21,646 square feet leased to the Federal Bureau of Investigation ("FBI") will expire on December 31, 2024 and contains two five-year renewal options. 13,846 square feet leased to five private tenants will expire between 2022-2027. 4,846 square feet leased to the Department of Energy ("DOE") will expire on April 14, 2023 and contains two five-year renewal options.

(4) Lease contains one ten-year renewal option.

(5) Lease contains two five-year renewal options.

(6) The Company owns 53.0% of the property through an unconsolidated joint venture.

(7) Asset is subject to a ground lease where the Company is the lessee.

(8) Disposition Portfolio Property

Tenants (As of September 30, 2022, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Department of Veteran Affairs ("VA")	15.1	1,761,461	19.4%	$75,118,998	23.8%
Federal Bureau of Investigation ("FBI")	9.6	1,501,720	16.5%	51,950,980	16.5%
Drug Enforcement Administration ("DEA")	10.9	601,497	6.6%	26,647,877	8.5%
U.S. Citizenship and Immigration Services ("USCIS")	14.1	520,807	5.7%	14,744,671	4.7%
Judiciary of the U.S. ("JUD")	6.7	364,959	4.0%	13,541,987	4.3%
Food and Drug Administration ("FDA")	13.4	209,991	2.3%	11,932,929	3.8%
Immigration and Customs Enforcement ("ICE")	5.5	245,894	2.7%	10,018,245	3.2%
Environmental Protection Agency ("EPA")	9.5	241,564	2.7%	9,894,906	3.1%
U.S. Joint Staff Command ("JSC")	5.7	403,737	4.4%	8,381,901	2.7%
Internal Revenue Service ("IRS")	10.9	233,334	2.6%	8,053,414	2.6%
Bureau of the Fiscal Service ("BFS")	14.9	266,176	2.9%	6,789,978	2.2%
Federal Aviation Administration ("FAA")	1.1	194,540	2.1%	6,547,118	2.1%
U.S. Forest Service ("USFS")	3.7	191,175	2.1%	6,350,032	2.0%
Patent and Trademark Office ("PTO")	12.3	190,546	2.1%	5,154,770	1.6%
Social Security Administration ("SSA")	4.0	189,276	2.1%	5,140,792	1.6%
Federal Emergency Management Agency ("FEMA")	16.0	210,373	2.3%	4,646,467	1.5%
U.S. Attorney Office ("USAO")	11.3	110,008	1.2%	4,029,614	1.3%
Department of Transportation ("DOT")	1.9	129,659	1.4%	3,924,829	1.2%
Customs and Border Protection ("CBP")	8.5	68,000	0.7%	3,881,249	1.2%
Occupational Safety and Health Administration ("OSHA")	1.3	75,000	0.8%	3,077,661	1.0%
Defense Health Agency ("DHA")	11.6	101,285	1.1%	2,392,674	0.8%
National Archives and Records Administration ("NARA")	9.6	161,730	1.8%	2,346,885	0.7%
Department of Energy ("DOE")	6.8	120,496	1.3%	2,246,152	0.7%
Military Entrance Processing Command ("MEPCOM")	3.0	30,000	0.3%	2,215,374	0.7%
U.S. Department of Agriculture ("USDA")	4.9	67,902	0.7%	2,132,111	0.7%
National Weather Service ("NWS")	11.2	94,378	1.0%	2,114,807	0.7%
Bureau of Indian Affairs ("BIA")	9.8	78,184	0.9%	2,090,033	0.7%
National Park Service ("NPS")	1.7	62,772	0.7%	1,829,413	0.6%
Bureau of Reclamation ("BOR")	10.6	69,518	0.8%	1,805,041	0.6%

Tenants (Cont.) (As of September 30, 2022, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
General Services Administration - Other	3.0	55,807	0.6%	1,741,825	0.6%
U.S. Coast Guard ("USCG")	5.2	59,547	0.7%	1,651,037	0.5%
National Oceanic and Atmospheric Administration ("NOAA")	5.3	33,403	0.4%	1,247,647	0.4%
U.S. Army Corps of Engineers ("ACOE")	2.4	39,320	0.4%	1,120,690	0.4%
Small Business Administration ("SBA")	15.1	44,753	0.5%	983,872	0.3%
Health Resources and Services Administration ("HRSA")	17.8	27,569	0.3%	965,676	0.3%
Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF")	3.7	21,342	0.2%	765,851	0.2%
Federal Energy Regulatory Commission ("FERC")	16.9	6,214	0.1%	245,540	0.1%
Office of the Field Solicitor ("OFC")	10.6	4,526	0.0%	117,518	0.0%
Office of the Special Trustee for American Indians ("OST")	10.6	3,359	0.0%	87,217	0.0%
U.S. Marshals Service ("USMS")	4.3	1,054	0.0%	49,293	0.0%
Department of Labor ("DOL")	1.3	1,004	0.0%	23,611	0.0%
U.S. Probation Office ("USPO")	1.3	452	0.0%	10,638	0.0%

Subtotal	10.3	8,794,332	96.4%	$308,011,323	97.9%

Private Tenants
Other Private Tenants	2.7	81,866	0.9%	$2,107,358	0.7%
ExamOne	1.0	52,015	0.6%	$1,362,864	0.4%
CVS Health	2.0	60,324	0.7%	$1,323,937	0.4%
St. Luke's Health System	4.3	32,043	0.4%	$996,821	0.3%
Providence Health & Services	2.9	21,643	0.2%	$723,501	0.2%
Lummus Corporation	5.8	70,078	0.8%	$410,344	0.1%

Subtotal	3.2	317,969	3.6%	$6,924,825	2.1%

Total / Weighted Average	10.1	9,112,301	100.0%	$314,936,148	100.0%

(1) Weighted based on leased square feet.

Lease Expirations (As of September 30, 2022, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Leased Square Footage Expiring	Percentage of Total Leased Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2022	2	41,683	0.5%	$1,543,184	0.5%	$37.02
2023	11	437,753	4.8%	13,523,681	4.3%	30.89
2024	11	740,595	8.1%	23,731,586	7.5%	32.04
2025	15	660,128	7.2%	22,652,412	7.2%	34.32
2026	5	294,245	3.2%	9,477,011	3.0%	32.21
2027	9	506,510	5.6%	18,494,025	5.9%	36.51
2028	11	805,055	8.8%	18,191,041	5.8%	22.60
2029	5	493,794	5.4%	14,206,922	4.5%	28.77
2030	0	-	0.0%	-	0.0%	-
2031	2	100,502	1.1%	4,042,792	1.3%	40.23
Thereafter	59	5,032,036	55.3%	189,073,494	60.0%	37.57
Total / Weighted Average	130	9,112,301	100.0%	$314,936,148	100.0%	$34.56

Summary of Re/Development Projects (As of September 30, 2022, unaudited, in thousands, except square feet)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Anticipated Total Cost	Cost to Date	Total Lump-Sum Reimbursement	Anticipated Completion Date	Anticipated Lease Commencement
N/A	-	-	-	-	$-	$-	$-	-	-

Projects in Design(2)
Property Name	Location	Property Type	Total Estimated Leased Square Feet	Lease Term	Cost to Date	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Atlanta	Atlanta, GA	Laboratory	162,000	20-Year	$31,620	2Q 2025	2Q 2025
Total			162,000		$31,620

Projects Previously Completed with Outstanding Lump-Sum Reimbursements
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Outstanding Lump-Sum Reimbursement(3)	Completion Date	Lease Commencement
N/A	-	-	-	-	$-	-	-

(1) Includes properties under construction for which design is complete.

(2) Includes projects in the design phase for which project scope is not fully determined.

(3) Includes reimbursement of lump-sum tenant improvement costs and development fees.